UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2006

ADC Telecommunications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952.938.8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 31, 2006, we provided communications to our senior management, employees and customers announcing that we had entered into an agreement and plan of merger with Andrew Corporation and explaining some of the reasons for entering into the proposed merger. The full text of these communications are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Memo to Employees dated May 31, 2006
Exhibit 99.2 Q&A for ADC Employees
Exhibit 99.3 Organization and Executive Leadership Memo
Exhibit 99.4 Letter to Customers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.

May 31, 2006	By:	Gokul V. Hemmady

Name: Gokul V. Hemmady
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Memo to Employees dated May 31, 2006
99.2	Q&A for ADC Employees
99.3	Organization and Executive Leadership Memo
99.4	Letter to Customers